===============================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              Shoe Pavilion, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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Notes:

                             [SHOE PAVILION LOGO]
                              SHOE PAVILION, INC.

                           3200-F Regatta Boulevard
                          Richmond, California 94804

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      Wednesday May 17, 2000, 10:30 A.M.

To The Stockholders:

  Notice is hereby given that the Annual Meeting of Stockholders of Shoe Pavilion, Inc. (the "Company") will be held at the Radisson Hotel Berkeley Marina, Berkeley, California, on Wednesday, May 17, 2000, at 10:30 A.M. for the following purposes:

  (1) To elect four directors (Proposal 1);

  (2) To ratify the selection of Deloitte & Touche LLP as independent auditors for the Company (Proposal 2); and

  (3) To transact such other business as may properly come before the meeting.

  Only stockholders of record on the books of the Company as of 5:00 P.M., March 31, 2000, will be entitled to vote at the meeting and any adjournment thereof.

Dated: April 17, 2000

                                          By Order of the Board of Directors

                                          Gary A. Schwartz, Secretary


   STOCKHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                              SHOE PAVILION, INC.

                           3200-F Regatta Boulevard
                          Richmond, California 94804

                                PROXY STATEMENT

  The enclosed proxy is solicited by the Board of Directors of Shoe Pavilion, Inc. (the "Company") to be used at the Annual Meeting of Stockholders on May 17, 2000, for the purposes set forth in the foregoing notice. This proxy statement and the enclosed form of proxy were first sent to stockholders on or about April 17, 2000.

  If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors. Any stockholder signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to or at the Annual Meeting. A proxy may be revoked by a writing delivered to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy signed by the person who signed the earlier proxy, or by attendance at the Annual Meeting and voting in person.

                               VOTING SECURITIES

  Only stockholders of record on the books of the Company as of 5:00 P.M., March 31, 2000, will be entitled to vote at the Annual Meeting.

  As of the close of business on March 31, 2000, there were outstanding 6,800,000 shares of Common Stock of the Company, entitled to one vote per share. The holders of a majority of the outstanding shares of the stock of the Company, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof.

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. With regard to the election of directors, votes may be cast "For" or "Withhold Authority" for each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. The ratification of the selection of Deloitte & Touche LLP as independent auditors for the Company requires the affirmative vote of the holders of the majority of the shares present or represented by proxy at the Annual Meeting. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

  The persons named below are nominees for director to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected. The nominees constitute the present Board of Directors. In the absence of instructions to the contrary, shares represented by the proxy will be voted and the proxies will vote for the election of all such nominees to the Board of Directors. If any of such persons is unable or unwilling to be a candidate for the office of director at the date of the Annual Meeting, or any adjournment thereof, the proxies will vote for such substitute nominee as shall be designated by the proxies. The management has no reason to believe that any of such nominees will be unable or unwilling to serve if elected a director. Set forth below is certain information concerning the nominees, which is based on data furnished by them.

                                                                      Served as
                                 Business Experience During Past      Director
 Nominees for Director    Age    Five Years and Other Information       Since
 ---------------------    ---    --------------------------------     ---------
 Dmitry Beinus...........  48 Dmitry Beinus has served as Chairman      1979
                              of the Board, President and Chief
                              Executive Officer of the Company and
                              has been its sole stockholder since
                              founding the Company in 1979.

 Gary A. Schwartz........  48 Gary A. Schwartz has served as Vice       1997
                              President of Finance and Chief
                              Financial Officer of the Company
                              since September 1997. From January
                              1997 until April 1997, Mr. Schwartz
                              served as Vice President, Retail and
                              Licensing of Jessica McClintock,
                              Inc., a women's apparel and fragrance
                              company. From 1979 to 1996, Mr.
                              Schwartz served as Vice President and
                              Chief Financial Officer of Byer
                              California, an apparel manufacturer
                              and commercial real estate company.
                              Mr. Schwartz is a Certified Public
                              Accountant.

 David H. Folkman........  65 David H. Folkman is President,            1997
                              Director and Chief Executive Officer
                              of On-Site Dental Care, Inc, a
                              private early stage start-up company.
                              Mr. Folkman has served as a Principal
                              with Regent Pacific Management
                              Corporation, a management consulting
                              firm since 1995, a position he also
                              held from 1991 to 1993. From October
                              1998 to April 1999, Mr. Folkman also
                              served as President of Natural
                              Wonders, Inc., a national specialty
                              retailer of nature and science
                              merchandise of which he is still a
                              director. From 1993 to 1995, Mr.
                              Folkman served as President and Chief
                              Executive Officer of Espirit de Corp,
                              an apparel manufacturer, wholesaler
                              and retailer. From 1982 to 1987, Mr.
                              Folkman served as the President and
                              Chief Executive Officer of Emporium,
                              a 22-store division of Carter Hawley
                              Hale Stores, Inc. (now owned by
                              Federated Department Stores, Inc.).
                              Mr. Folkman is a director of Accrue
                              Software, Inc.

 Peter G. Hanelt.........  55 Peter G. Hanelt has served as Chief       1997
                              Executive Officer and director of
                              Natural Wonders, Inc., a national
                              specialty retailer of nature and
                              science merchandise, since October
                              1998. Mr. Hanelt has also been a
                              Principal with Regent Pacific
                              Management Corporation, a management
                              consulting firm, since April 1997.
                              Mr. Hanelt served as Chief Operating
                              Officer and Chief Financial Officer
                              of Espirit de Corp, an apparel
                              manufacturer, wholesaler and
                              retailer, and as President, Retail
                              Division from 1995 to 1996. Mr.
                              Hanelt is also a director of iWerks,
                              Inc.

  There is no family relationship between any of the foregoing nominees or between any such nominees and any of the Company's executive officers. The Company's executive officers serve at the discretion of the Board of Directors.

                        FURTHER INFORMATION CONCERNING
                            THE BOARD OF DIRECTORS

Committees of the Board

  During fiscal 1999, the Board of Directors held seven meetings and acted by unanimous written consent on a number of occasions. In 1998, after consummation of its initial public offering, the Company established an Audit and Compensation Committee. The Company does not have a Nominating Committee.

  The members of the Audit and Compensation Committee are David H. Folkman and Peter G. Hanelt. Among the functions performed by this committee in its capacity as an Audit Committee are to make recommendations to the Board of Directors with respect to the engagement or discharge of independent auditors, to review with the independent auditors the plan and results of the auditing engagement, to review the Company's internal auditing procedures and system of internal accounting controls and to make inquiries into matters within the scope of its functions. Among the functions performed by this committee in its capacity as a Compensation Committee are to review and make recommendations to the Board of Directors concerning the compensation of the key management employees of the Company and to administer the Company's equity incentive plan. The Audit and Compensation Committee held four meetings during fiscal 1999.

Attendance at Meetings

  During fiscal 1999, there were no members of the Board of Directors who attended fewer than 75% of the meetings of the Board of Directors and all committees of the Board on which they served.

Compensation of Directors

  Directors who are not employees of the Company are paid directors fees consisting of $8,000 per year. Under the Non-Employee Director Stock Option Plan, Messrs. Folkman and Hanelt will each be granted at the Annual Meeting, and at each subsequent annual meeting at which they are reelected as directors, options to purchase 2,500 shares of Common Stock.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                                  PROPOSAL 2
                     RATIFICATION OF INDEPENDENT AUDITORS

  The Board of Directors has selected Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 30, 2000. Deloitte & Touche LLP has acted as auditors for the Company since 1990. Although action by the stockholders is not required by law, the Board of Directors has determined that it is desirable to request ratification of this selection by the stockholders of the Company. If the stockholders fail to approve the selection of such auditors, the Board of Directors will reconsider the selection.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

  Representatives of Deloitte & Touche LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                            EXECUTIVE COMPENSATION

Compensation of Executive Officers

  The compensation paid to the Company's Chief Executive Officer and the only other executive officers who received compensation in excess of $100,000 for services in all capacities to the Company and its subsidiaries during each fiscal year as set forth below.

                          SUMMARY COMPENSATION TABLE

                                                                      Long-Term
                                      Annual Compensation        Compensation Awards
                                ------------------------------- ---------------------
                                                   Other Annual Restricted Securities
Name and Principal                                 Compensation   Stock    Underlying    All Other
Position                Year(1) Salary($) Bonus($)    ($)(2)    Awards($)  Options(#) Compensation($)
------------------      ------- --------- -------- ------------ ---------- ---------- ---------------
Dmitry Beinus..........  1999   $300,000      --       --          --           --          --
 Chairman and Chief      1998   $250,000      --       --          --           --          --
 Executive Officer

Robert R. Hall.........  1999   $110,000  $ 5,011                  --           --          --
 Vice President and
  Chief                  1998   $110,000  $22,913      --          --        50,000         --
 Operating Officer

Gary A. Schwartz.......  1999   $160,577      --       --          --           --          --
 Vice President and
  Chief                  1998   $145,192      --       --          --        50,000         --
 Financial Officer

--------
(1) The Company became a reporting company with the Securities and Exchange Commission under the Securities Exchange Act of 1934 in February 1998 and is not required to provide information for any period prior to fiscal 1998.

(2) While the named executive officers enjoy certain perquisites, for fiscal years 1999 and 1998 these did not exceed the lesser of $50,000 or 10% of each officer's salary and bonus.

  The were no option grants to executives during the last fiscal year.

  The following table sets forth certain information with respect to option exercises during fiscal 1999 and stock options held by each of the Company's executive officers as of January 1, 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUE

                                                       Number of Securities       Value of Unexercised
                                                      Underlying Unexercised      In-the-Money Options
                             Shares                    Options at FY-End(#)           at FY-End($)
                            Acquired       Value    -------------------------- --------------------------
Name                     On Exercise(#) Realized($) Exercisable/ Unexercisable Exercisable/ Unexercisable
----                     -------------- ----------- -------------------------- --------------------------
Dmitry Beinus...........      --            --                      --                    --
Robert R. Hall..........      --            --            12,500/37,500                   0/0
Gary A. Schwartz........      --            --            12,500/37,500                   0/0

Employment Agreements

  The Company has no employment agreements with its executive officers.

Compensation Committee Interlocks and Insider Participation

  During fiscal 1999, no executive officer of the Company served as a director, or as a member of any compensation committee, of any other for-profit entity.

Transactions with the Company

  From August 1988 to February 1998, the Company was treated for federal income tax purposes as a corporation subject to taxation under Subchapter S of the Code, and comparable state tax laws. As a result, the Company's earnings through the day preceding February 23, 1998 (the "Termination Date"), were taxed, with certain exceptions, for federal and certain state income tax purposes directly to Mr. Beinus. The Company has previously made distributions to Mr. Beinus to provide him with funds to assist in paying federal and state income taxes on the undistributed earnings of the Company. In connection with its initial public offering, the Company made an additional S corporation distribution of $7.8 million to Mr. Beinus, which approximately equaled the estimated earned and previously undistributed taxable S corporation income of the Company through the day preceding the Termination Date.

  The Company and Mr. Beinus have entered into an agreement (the "Tax Indemnification Agreement") providing that Mr. Beinus will indemnify the Company with respect to any federal, state or local corporate income taxes the Company is required to pay as a result of the Company's failure to qualify as an S corporation with respect to tax returns in which the Company reported its income as an S corporation. The Tax Indemnification Agreement further provides that the Company will indemnify Mr. Beinus on an after-tax basis with respect to any federal, state or local income taxes (plus interest and penalties) paid or required to be paid by him, and he will pay to the Company any refunds of federal, state or local income taxes (including interest received thereon) received by (or credited to) him, as a result of a subsequent adjustment in income of the Company with respect to any tax return in which the Company reported its income as an S corporation.

  In 1998, Mr. Beinus was a guarantor of the Company's credit facility with U.S. Bank. Under the Company's new credit facility with Wells Fargo Bank, Mr. Beinus is no longer a guarantor.

                REPORT OF THE AUDIT AND COMPENSATION COMMITTEE

  The Audit and Compensation Committee of the Board of Directors (the "Committee") is responsible for establishing and administering the Company's policies and practices relating to compensation matters. In this regard, it approves all elements of compensation for executive officers and certain other senior management. The Committee also is responsible for evaluating the performance of executive officers and senior management. All members of the Committee are outside directors who are not eligible to participate in any of the compensation programs that the Committee oversees.

Overall Objectives and Programs

  The objective of the Company's executive compensation program is to provide compensation that will attract and retain executives, to provide incentives to enhance the profitability and growth of the Company, to motivate each executive toward the achievement of the Company's short and long-term financial and other goals, and to recognize the contributions of individuals as well as overall business results.

  In order to achieve this objective, the primary focus of the Compensation Committee has been on the competitiveness of each of the key elements of executive compensation--base salary, annual bonus plan and stock option grants--and the compensation package as a whole. Overall executive compensation is dependent not only upon quantitative factors directly related to the Company's short-term financial performance, but also qualitative factors that strengthen the Company's ability to enhance profitable growth over the long term, such as demonstrated leadership ability, management development, and anticipating and responding to changing market and economic conditions.

Base Salary

  The Committee reviews and approves base salary levels of executive officers annually, normally at the beginning of the fiscal year. Target levels are based on the level of responsibility, scope and complexity of the executive's position relative to other senior management positions internally, and the need to provide, when combined with the annual bonus, overall direct compensation at or above the average rates paid by comparably sized-companies. Salary increases are based upon periodic reevaluations of these factors and the performance of the executive in meeting individually assigned objectives.

  During Fiscal 1999, the Committee reviewed the base salaries of the executive officers and adjusted those salaries based on an informal assessment of the competitive marketplace, the job performance of the respective individual and any changes in the scope of the duties and responsibilities assigned to each particular position. Although no specific formula was utilized in determining base salary levels, continued turnover of executive officers in the retail industry generally provides the Committee with a clear barometer of the competitive marketplace. The salary levels of new executive officers generally can be determined by the realities of this marketplace. As new senior management is hired, the Committee believes that the salary levels of other executive officers should be adjusted to reflect the scope and complexity of the existing executive's position relative to that of new senior management.

Annual Bonus

  The Committee believes that a significant portion of the total annual compensation of the Chief Executive Officer and other executive officers should be contingent on the performance of the Company. The objective of this plan is to attract, retain, motivate and reward employees by directly linking the amount of any cash bonus to purely objective short-term financial performance of the Company. For fiscal year 1999, certain executives (excluding the Chief Executive Officer) were eligible under the bonus plan. For fiscal year 2000, the Committee has implemented a separate bonus annual non-discretionary incentive bonus plan that provides the Chief Executive Officer with the opportunity to earn an annual bonus for fiscal year 2000. The Company has continued the bonus plan for certain other executives of the Company.

Employee Equity Ownership

  The Committee believes that the third key element of executive compensation--employee equity ownership--is highly motivating and provides a major incentive to employees in building stockholder value. Accordingly, stock options are granted to executive officers to provide long-term incentives for the achievement of the Company's strategic business plan, mission and values and to align the interests of executive officers with those of the stockholders. The Committee determines the size of any stock option to be granted on a basis consistent with the overall objectives and criteria outlined above, taking into consideration the particular executive's performance and level of responsibility within the Company, and the value to the Company of providing such executive with additional motivation toward achieving the Company's short and long-term financial and other goals. The Committee also considers previous grants of stock options and restricted stock and compares the number of options previously granted with those granted to other executive officers, taking into account each individual's level of responsibility, the expected future value of such individual to the organization, and the relationship between the additional incentive and the likelihood of the attainment of individual objectives. No executive officers of the Company were granted options in fiscal 1999.

Deductibility of Executive Compensation

  Section 162(m) of the Code denies a deduction to any publicly held corporation for certain compensation paid to certain executive employees in a taxable year to the extent that the compensation exceeds $1,000,000. However, certain performance-based compensation is not included in calculating the $1,000,000 threshold. Stock options may qualify for this exclusion if the plan under which they are granted meets certain conditions. The Stock Plan currently contains limitations on the number of shares underlying options that may be granted to an optionee within any fiscal year, and, to the extent appropriate, the Company intends to take the necessary steps to conform its compensation practices to comply with the $1,000,000 compensation deduction limit under Section 162(m) of the Code. The Committee does not believe that other components of the Company's compensation are likely to exceed $1,000,000 annually for any executive officer in the foreseeable future and, therefore, has concluded that no further action with respect to qualifying such compensation for deductibility is necessary at this time. In the future, the Committee will reconsider this decision in the event that the individual compensation of any of the Company's executive officers approaches the $1,000,000 level.

                                          Audit and Compensation Committee

                                          Peter G. Hanelt
                                          David H. Folkman

                               PERFORMANCE GRAPH

  The following graph compares the percentage change in the Company's cumulative total stockholder return on its Common Stock for the fiscal year ended January 1, 2000 with the cumulative total return of the Standard & Poor's Footwear-500 Index and the NASDAQ Retail Index.

  The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast the possible future performance of the Company's Common Stock.

Company/Index             2/23/98   3/31/98   6/30/98   9/30/98    1/2/99    4/3/99    7/3/99   10/2/99    1/1/00
-------------             -------   -------   -------   -------   -------   -------   -------   -------   -------
SHOE PAVILION, INC.           100    141.96    130.36     94.64    107.14     73.21     64.29     52.69     31.26
FOOTWEAR-500                  100     95.31    102.93     75.30     83.18    116.54    128.59    113.44     98.65
NASDAQ RETAIL INDEX           100    110.18    112.47     81.55    111.63    111.37    116.28     98.41    108.01

              OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

  The following table indicates, as to each director, each named executive officer and each holder known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting stock, the number of shares and percentage of the Company's stock beneficially owned as of March 31, 2000.

                                                              Common Stock
                                                              Beneficially
                                                            Owned as of March
                                                                31, 2000
                                                            --------------------
                                                            Number of
Executive Officer or Director                                Shares      Percent
-----------------------------                               ---------    -------
Dmitry Beinus.............................................. 4,500,000(1)  66.2%
Robert R. Hall.............................................    25,000(2)     *
Gary A. Schwartz...........................................    27,000(3)     *
David H. Folkman...........................................    14,000(4)     *
Peter G. Hanelt............................................    15,500(5)     *
                                                            ---------     ----
All directors and officers as a group (five persons)....... 4,581,500(6)  67.4%

--------
(*) Less than 1%.

(1) The address of Mr. Beinus is 3200-F Regatta Boulevard, Richmond, California 94804. Mr. Beinus may be deemed to be a "control person" of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission by reason of his stock ownership and executive positions with the Company.

(2) Includes 25,000 shares issuable upon exercise of outstanding options exercisable within 60 days of March 31, 2000.

(3) Includes 25,000 shares issuable upon exercise of outstanding options exercisable within 60 days of March 31, 2000.

(4) Includes 10,000 shares issuable upon exercise of outstanding options exercisable within 60 days of March 31, 2000.

(5) Includes 10,000 shares issuable upon exercise of outstanding options exercisable within 60 days of March 31, 2000.

(6) Includes 70,000 shares issuable upon exercise of outstanding options exercisable within 60 days of March 31, 2000.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from January 3, 1999 to January 1, 2000 all applicable filing requirements were complied with for its officers, directors, and greater than ten-percent beneficial owners.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, there are no other matters which management intends to present or has reason to believe others will present to the meeting. If other matters properly come before the meeting, those who act as proxies will vote in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

  If any stockholder intends to present a proposal for action at the Company's annual meeting in 2001 and wishes to have such proposal set forth in management's proxy statement, such stockholder must forward the proposal to the Company so that it is received on or before December 16, 2000. Proposals should be addressed to the Company at 3200-F Regatta Boulevard, Richmond, California 94804, Attention: Corporate Secretary.

  The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company's annual meeting in 2001, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to that meeting, the stockholder should give appropriate notice no later than March 1, 2001. If such a stockholder fails to submit the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement and the proxy holders will be allowed to use their discretionary voting authority if the proposal is raised at the Company's annual meeting in 2001.

                             COST OF SOLICITATION

  All expenses in connection with the solicitation of this proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to stockholders, will be paid by the Company.

Dated: April 17, 2000.

                                          By Order of the Board of Directors

                                          Gary A. Schwartz, Secretary

     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              SHOE PAVILION, INC.
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 17, 2000

       The undersigned hereby appoints Dmitry Beinus, Gary A. Schwartz and David
     H. Folkman, or any of them, each with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of SHOE PAVILION, INC. to be held at the Radisson Hotel Berkeley Marina, Berkeley, California, on May 17, 2000, at 10:30 A.M., and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following:

     (Continued, and to be marked, dated and signed, on the reverse side)

(Continued from other side)

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
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This proxy will be voted as directed.  In the absence of contrary directions, this proxy will be voted
FOR the election of the directors listed below and Proposal 2.                                                      [X]  Please mark
                                                                                                                         your votes
                                                                                                                           as this


  1. ELECTION OF DIRECTORS:                                                                    FOR  AGAINST  ABSTAIN
    FOR all           WITHHOLD        2.  To ratify the selection of Deloitte & Touche LLP     [_]    [_]      [_]
nominees listed   authority to vote       as independent auditors for the Company
  (except as      for all nominees                                                                                 I plan to attend
  indicated           listed                                                                                          the meeting
    [_]                [_]            3.  In their discretion, upon any and all such other
                                          matters as may properly come before the meeting or                              [_]
                                          any adjournment thereof.

                                                                                     STOCKHOLDERS ARE URGED TO MARK, DATE,
Instruction: To withhold authority to vote for any individual nominee,               SIGN AND RETURN THIS PROXY PROMPTLY IN
strike a line through that nominee's name in the list below.                         THE ENVELOPE PROVIDED, WHICH REQUIRES
                                                                                     NO POSTAGE IF MAILED IN THE UNITED STATES.
Dmitry Beinus, Gary A. Schwartz, David H. Folkman and Peter G. Hanelt.





     Signature(s) ____________________________________________________________________________________________ Date________________
     The signature should correspond exactly with the name appearing on the certificate evidencing your Common Stock. If more than one name appears, all should sign. Joint owners should each sign personally
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